                                                                    Exhibit 23.0



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Cooper Industries, Inc. of our report dated January 23, 1995, included in Appendix A to the Cooper Industries, Inc. Proxy Statement for the 1995 Annual Meeting of Shareholders.

We also consent to the incorporation by reference in the following Registration Statements on Form S-8, Form S-3 or Form S-4 of Cooper Industries, Inc. and in each related Prospectus of our report dated January 23, 1995, with respect to the consolidated financial statements incorporated herein by reference.

Registration
Statement No.                                      Purpose
-------------                                      -------
No. 2-81114      Form S-8 Registration Statement for Cooper Industries, Inc.
                 1981 Incentive Stock Option Plan

No. 2-71732      Form S-8 Registration Statement for Shares issuable pursuant to
                 Substitute Deferred Compensation Agreements in connection
                 with the acquisition of Crouse-Hinds Company

No. 2-33-14542   Form S-8 Registration Statement for Cooper Industries, Inc.
                 1985 and 1989 Employee Stock Purchase Plans

No. 2-33-19574   Form S-8 Registration Statement for Cooper Industries, Inc.
                 1981 Incentive Stock Option Plan and 1986 Stock Option Plan

No. 2-33-29302   Form S-8 Registration Statement for 1989 Director Stock Option
                 Plan

No. 33-2243      Form S-3 Registration Statement for Cooper Industries, Inc.
                 Debt Securities

No. 33-4097      Form S-3 Registration Statement for Cooper Industries, Inc.
                 Debt Securities

No. 33-13695     Form S-3 Registration Statement for Cameron Iron Works, Inc. 7%
                 Convertible Subordinated Debentures due 2012

No. 33-33011     Form S-3 Registration Statement for Cooper Industries, Inc.
                 Debt Securities

No. 33-29301     Form S-4 Registration Statement for 3,000,000 Shares of Cooper
                 Common Stock (Equity Shelf)

No. 33-37875     Form S-3 Registration Statement for Cooper Industries, Inc.
                 Dividend Reinvestment and Stock Purchase Plan

No. 33-57829     Form S-8 Registration Statement for Cooper Industries, Inc.
                 1986 Stock Option Plan.



                                             /s/ Ernst & Young LLP


Houston, Texas
March 30, 1995





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